SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2004

Chart Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Landerbrook Drive, Suite 205, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure.

On July 8, 2003, Chart Industries, Inc. (the “Company”) and certain of its U.S. subsidiaries (the “Filing Subsidiaries”) filed voluntary petitions for reorganization relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On September 15, 2003 (the “Consummation Date”), the Company and its Filing Subsidiaries emerged from Chapter 11 proceedings pursuant to the Amended Joint Prepackaged Reorganization Plan of Chart Industries, Inc. and Certain Subsidiaries, dated September 3, 2003 (the “Plan”), which the Bankruptcy Court confirmed by an order entered on September 4, 2003.

Under the Bankruptcy Code and related rules, the Company and its Filing Subsidiaries are required to file certain information and reports with the Bankruptcy Court. On January 9, 2004, the Company and its Filing Subsidiaries filed with the Bankruptcy Court their required monthly operating report for the reporting period of September 1, 2003 through September 30, 2003 (the “Monthly Operating Report”), which reflects certain financial activity for the month of September 2003. Pursuant to Regulation FD, the Company is furnishing on this Form 8-K the Monthly Operating Report, which is attached as Exhibit 99.1.

Limitation on Incorporation by Reference

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Form 8-K will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial Data Included in Monthly Operating Report

Persons reviewing the Monthly Operating Report should consider the following significant limitations on the information contained in the report and the other matters discussed below:

•	The Monthly Operating Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants.

•	The financial statements included in the Monthly Operating Report were prepared using certain assumptions and estimates that are subject to revision.

•	The Monthly Operating Report was prepared in a format prescribed by applicable bankruptcy rules. This format does not contain all the disclosures required by generally accepted accounting principles or the requirements under the Exchange Act, pursuant to which the Company files reports containing annual and periodic financial statements and other information with the Securities and Exchange Commission. Among other matters, certain information and footnote disclosures required by generally accepted accounting principles have been omitted for purposes of the Monthly Operating Report, and cash-flow information has been presented in the Monthly Operating Report on an entity basis using the direct method, instead of on a consolidated basis under the indirect method used for purposes of the Company’s consolidated statements of cash flows included in its periodic reports under the Exchange Act.

•	The Monthly Operating Report covers a limited time period and contains information for periods different from those required in the Company’s periodic reports pursuant to the Exchange Act, and that information may not be indicative of the Company’s financial condition or operating results for the period that is reflected in the Company’s financial statements included in its periodic reports filed under the Exchange Act.

•	The Monthly Operating Report includes detailed financial information for the Company and each Filing Subsidiary on an entity-by-entity basis. The substance and format of this information may not allow for meaningful comparison with the Company’s previously disclosed consolidated financial statements. Furthermore, the financial information presented on an entity-by-entity basis, as well as some information designated as consolidating information, does not reflect the elimination of inter-company activity that is normally reflected in consolidated financial statements.

•	The Monthly Operating Report does not contain detailed financial information with respect to subsidiaries and affiliates of the Company other than the Filing Subsidiaries, although the Monthly Operating Report does contain some information about these non-filing entities. Financial information relating to these non-filing entities normally would be included in the Company’s consolidated financial statements.

•	As a result, the financial information contained in the Monthly Operating Report is not comparable with the consolidated financial statements presented in the Company’s filings under the Exchange Act and results set forth in the Monthly Operating Report should not be viewed as indicative of future results or the results presented in the Company’s filings under the Exchange Act.

Since the Monthly Operating Report is not prepared for the purpose of facilitating investment decisions relating to securities of the Company, the Company cautions investors and potential investors not to place undue reliance upon the information contained in it. There can be no assurance, for example, that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report would be considered complete or sufficient for investment purposes. The Company undertakes no obligation to update or revise the Monthly Operating Report. The Monthly Operating Report should be read together with the most recent audited consolidated financial statements in the Company’s Annual Report on Form 10-K and the interim consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-Q for their respective periods.

The Company emerged from bankruptcy on September 15, 2003 and, in accordance with AICPA Statement of Position (“SOP”) 90-7 “Financial Reporting by Entities in Reorganization under the Bankruptcy Code,” the Company has adopted “fresh-start” accounting. SOP 90-7 requires the Company to revalue its assets and liabilities to current estimated fair value, reestablish shareholders’ equity at the reorganization value determined in connection with the Plan, and record any portion of the reorganization value which cannot be attributed to specific tangible or identified intangible assets. The adoption of “fresh-start” accounting has a material effect on the Company’s financial statements for periods ending after the Company’s emergence from bankruptcy. As a result, the Company’s financial statements published for periods ending after emergence from bankruptcy will not be comparable with those of the Company for prior periods. The financial statements presented in the Monthly Operating Report reflect the adjustments required under “fresh-start” accounting. For further information concerning the impact of the adoption of “fresh-start” accounting on the Company’s financial statements, the Company refers investors to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

Cautionary Statement Regarding Forward-Looking Statements

The Monthly Operating Report may contain forward-looking statements relating to the Company’s or management’s intentions, beliefs, expectations or predictions for the future. Such forward-looking statements are subject to certain risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements or could reduce the liquidity of the Company’s securities. Such risks and uncertainties include, but are not limited to, developments in disputes and litigation involving the Company, continued slowness in the Company’s major markets, the impact of competition, decreases in spending by industrial customers, the loss of major customers, the Company’s ability to attract and retain key personnel, the Company’s ability to satisfy the listing requirements of trading venues, technological, regulatory or other developments in the industry, changes in general economic, political, business and market conditions, the threat of terrorism and the impact of responses to that threat, foreign currency fluctuations that may affect worldwide results of operations and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements included in a Monthly Operating Report are based on information available to the Company as of the date of that Report. The Company does not assume any obligation to update any of these forward-looking statements.

Item 12.	Results of Operations and Financial Condition.

The information set forth under Item 9 of this Form 8-K is also furnished under this Item 12 as if set forth under this Item 12 in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: January 9, 2004	By:	/s/ Michael F. Biehl
Michael F. Biehl
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Monthly Operating Report of Chart Industries, Inc. and certain subsidiaries for the reporting period September 1, 2003 through September 30, 2003, filed with the United States Bankruptcy Court for the District of Delaware on January 9, 2004.

E-1